Filed Pursuant to Rule 497(e)

Registration No. 333-131842

HealthShares™, Inc. (the “Company”)

Supplement dated March 2, 2007 to the Company’s Prospectus and Statement
of Additional Information dated January 23, 2007

This supplement supersedes the supplement dated February 27, 2007.

Effective March 12, 2007, the following portfolios of the Company will commence trading on the New York Stock Exchange (the “Exchange”), joining the Company’s five portfolios currently trading on the Exchange:

HealthShares™ Autoimmune-Inflammation Exchange-Traded Fund (HHA)

HealthShares™ Cancer Exchange-Traded Fund (HHK)

HealthShares™ Cardiology Exchange-Traded Fund (HRD)

HealthShares™ GI/Gender Health Exchange-Traded Fund (HHU)

HealthShares™ Metabolic-Endocrine Disorders Exchange-Traded Fund (HHM)

HealthShares™ Neuroscience Exchange-Traded Fund (HHN)

HealthShares™ Ophthalmology Exchange-Traded Fund (HHZ)

HealthShares™ Respiratory/Pulmonary Exchange-Traded Fund (HHR)

HealthShares™ Composite Exchange-Traded Fund (HHQ)

In addition, on Page 127 of the Company’s Prospectus, under the HealthShares™ Composite Exchange-Traded Fund’s “Principal Investment Strategies,” the last sentence of the first paragraph is revised to read as follows:

“The HealthShares™ Composite Index will consist of stocks of the 80 largest companies by market capitalization taken from the top five companies in market capitalization from each of the Composite Eligible Indexes, arranged in alphabetical order. In the event a company is selected from more than one Index, it shall be included in the Composite Index only from the first alphabetical Index in which it appears and will be replaced in later alphabetical Indices by the next largest company by market capitalization.”